                                                                    Exhibit 99.3
                 SIX-YEAR FINANCIAL SUMMARY AND SELECTED RATIOS
                  (Dollars in thousands, except per share data)

                                                                         As of / For the Years Ended December 31,
                                                       --------------------------------------------------------------------
                                                           1998              1997               1996               1995
                                                       -----------        -----------        -----------        -----------
Summary of Operations
     Interest income                                   $ 2,633,407        $ 2,392,454        $ 2,168,146        $ 2,075,176
     Interest expense                                    1,316,278          1,170,796          1,048,236          1,047,786
                                                       -----------        -----------        -----------        -----------
     Net interest income                                 1,317,129          1,221,658          1,119,910          1,027,390
     Provision for loan and lease losses                    90,470            102,680             65,795             44,492
                                                       -----------        -----------        -----------        -----------
     Net interest income after provision
        for loan and lease losses                        1,226,659          1,118,978          1,054,115            982,898
     Noninterest income                                    543,629            472,454            353,407            266,277
     Noninterest expense                                 1,019,920          1,014,877            869,121            866,736
                                                       -----------        -----------        -----------        -----------
     Income before income taxes                            750,368            576,555            538,401            382,439
     Provision for income taxes                            237,347            198,268            176,953            127,184
                                                       -----------        -----------        -----------        -----------
     Income before cumulative effect of changes
        in accounting principles                           513,021            378,287            361,448            255,255
        Less:  cumulative effect of changes
           in accounting principles, net of
           income taxes                                          -                  -                  -                  -
                                                       -----------        -----------        -----------        -----------
     Net income                                        $   513,021        $   378,287        $   361,448        $   255,255
                                                       ===========        ===========        ===========        ===========
Per Common Share
     Average shares outstanding (000's):
        Basic                                              303,923            303,174            303,210            302,673
        Diluted                                            310,109            308,210            309,506            316,215
     Basic earnings:
        Income before cumulative effect                $      1.69        $      1.25        $      1.19        $      0.83
        Less: cumulative effect                                  -                  -                  -                  -
                                                       -----------        -----------        -----------        -----------
           Net income                                  $      1.69        $      1.25        $      1.19        $      0.83
                                                       ===========        ===========        ===========        ===========
     Diluted earnings:
        Income before cumulative effect                $      1.65        $      1.23        $      1.17        $      0.81
        Less: cumulative effect                                  -                  -                  -                  -
                                                       -----------        -----------        -----------        -----------
           Net income                                  $      1.65        $      1.23        $      1.17        $      0.81
                                                       ===========        ===========        ===========        ===========
     Cash dividends paid                               $       .66        $       .58        $       .50        $       .43
     Shareholders' equity                                     9.53               8.50               7.80               7.39

Average Balances
     Securities, at amortized cost                     $ 8,668,520        $ 7,853,664        $ 7,250,145        $ 7,149,293
     Loans and leases *                                 23,291,306         20,764,382         18,820,307         17,850,309
     Other assets                                        2,461,715          1,884,488          1,750,535          1,743,872
                                                       -----------        -----------        -----------        -----------
        Total assets                                   $34,421,541        $30,502,534        $27,820,987        $26,743,474
                                                       ===========        ===========        ===========        ===========
     Deposits                                          $22,743,052        $21,492,886        $20,616,743        $19,502,585
     Other liabilities                                   4,730,562          3,600,627          2,827,742          3,755,825
     Long-term debt                                      4,236,980          2,965,271          2,087,998          1,310,658
     Common shareholders' equity                         2,710,947          2,443,750          2,273,345          2,102,061
     Preferred shareholders' equity                              -                  -             15,159             72,345
                                                       -----------        -----------        -----------        -----------
           Total liabilities and shareholders'
           equity                                      $34,421,541        $30,502,534        $27,820,987        $26,743,474
                                                       ===========        ===========        ===========        ===========
Period End Balances
     Total assets                                      $36,388,330        $33,165,141        $29,134,267        $27,396,168
     Deposits                                           24,258,168         22,504,750         21,162,597         20,238,043
     Long-term debt                                      4,964,797          3,750,484          2,392,688          1,544,236
     Shareholders' equity                                2,923,888          2,582,505          2,382,511          2,328,706

Selected Performance Ratios
     Rate of return on:
        Average total assets**                                1.49%              1.24%              1.30%              0.95%
        Average common shareholders' equity**                18.92              15.48              15.87              11.90
     Dividend payout**                                       39.05              46.40              42.02              51.81
     Average equity to average assets                         7.88               8.01               8.23               8.13


                                                        As of / For the Years Ended December 31,
                                                        ---------------------------------------          Compound
                                                               1994                1993                 Growth Rate
                                                            -----------        -----------           -------------------
Summary of Operations
     Interest income                                        $ 1,740,647        $ 1,569,404                  10.9%
     Interest expense                                           752,444            659,234                  14.8
                                                            -----------        -----------
     Net interest income                                        988,203            910,170                   7.7
     Provision for loan and lease losses                         29,359             64,019                   7.2
                                                            -----------        -----------
     Net interest income after provision
        for loan and lease losses                               958,844            846,151                   7.7
     Noninterest income                                         273,679            276,234                  14.5
     Noninterest expense                                        787,890            846,363                   3.8
                                                            -----------        -----------
     Income before income taxes                                 444,633            276,022                  22.1
     Provision for income taxes                                 152,603            100,564                  18.7
                                                            -----------        -----------
     Income before cumulative effect of changes
        in accounting principles                                292,030            175,458                  23.9
        Less:  cumulative effect of changes
           in accounting principles, net of
           income taxes                                               -            (31,972)                   NM
                                                            -----------        -----------
     Net income                                             $   292,030        $   143,486                  29.0
                                                            ===========        ===========
Per Common Share
     Average shares outstanding (000's):
        Basic                                                   298,190            287,150                   1.1
        Diluted                                                 312,016            302,154                   0.5
     Basic earnings:
        Income before cumulative effect                     $      0.96        $      0.59                  23.4
        Less: cumulative effect                                       -              (0.11)                   NM
                                                            -----------        -----------
           Net income                                       $      0.96        $      0.48                  28.7
                                                            ===========        ===========
     Diluted earnings:
        Income before cumulative effect                     $      0.94        $      0.58                  23.3
        Less: cumulative effect                                       -              (0.11)                   NM
                                                            -----------        -----------
           Net income                                       $      0.94        $      0.47                  28.6
                                                            ===========        ===========
     Cash dividends paid                                    $       .37        $       .32                  15.6
     Shareholders' equity                                          6.59               5.94                   9.9

Average Balances
     Securities, at amortized cost                          $ 6,796,950        $ 5,939,578                   7.9
     Loans and leases *                                      16,073,888         14,462,267                  10.0
     Other assets                                             1,787,281          1,756,293                   7.0
                                                            -----------        -----------
        Total assets                                        $24,658,119        $22,158,138                   9.2
                                                            ===========        ===========
     Deposits                                               $19,032,049        $17,835,005                   5.0
     Other liabilities                                        2,822,320          1,797,381                  21.4
     Long-term debt                                             879,864            742,441                  41.7
     Common shareholders' equity                              1,849,743          1,709,168                   9.7
     Preferred shareholders' equity                              74,143             74,143                    NM
                                                            -----------        -----------
           Total liabilities and shareholders'
           equity                                           $24,658,119        $22,158,138                   9.2
                                                            ===========        ===========

Period End Balances
     Total assets                                           $25,868,138        $24,341,966                   8.4
     Deposits                                                19,222,773         19,213,065                   4.8
     Long-term debt                                           1,104,699          1,019,362                  37.3
     Shareholders' equity                                     2,059,666          1,843,764                   9.7

Selected Performance Ratios
     Rate of return on:
        Average total assets**                                    1.18  %            0.79  %
        Average common shareholders' equity**                     15.51               9.96
     Dividend payout**                                            38.54              54.24
     Average equity to average assets                              7.80               8.05

------------------------------------------------------
*    Loans and leases are net of unearned income and include loans held for sale.
** Based on income before cumulative effect of changes in accounting principles, net of income taxes
NM   Not meaningful.

                                     Table 1
           Selected Financial Data of Significant Banking Subsidiaries
          As of / For the Years Ended December 31, 1998, 1997 and 1996

                                                                                                                    Piedmont
                                       BB&T-NC           BB&T-SC             BB&T-VA             Franklin             Trust
                                -----------------   -----------------   ------------------   ----------------   ----------------
1998                                                                  (Dollars in thousands)
Total assets                    $      25,985,004   $       4,641,393   $        3,473,368   $        800,786   $        564,748
Securities                              6,531,178             783,727              578,224            175,386            161,107
Loans and leases, net of
     unearned income*                  17,414,700           3,266,871            2,341,767            390,086            340,993
Deposits                               17,275,566           3,702,383            2,320,244            536,586            336,323
Shareholder's equity                    2,124,446             429,572              457,600             40,848             45,713
Net interest income                       871,515             201,132              121,030             27,257             21,588
Provision for loan and
     lease losses                          44,227              13,455                3,122              1,885              3,875
Noninterest income                        455,760              71,945               41,671              2,771              4,955
Noninterest expense                       776,574             119,224               98,452             21,512             12,835
Net income                                361,058              89,653               36,738              4,299              6,748
--------------------------------------------------------------------------------------------------------------------------------
1997
Total assets                    $      22,530,009   $       4,364,982   $        3,529,844   $        647,448   $        552,601
Securities                              5,392,894           1,020,554              887,381            179,388            153,407
Loans and leases, net of
     unearned income*                  15,402,775           3,052,755            2,287,651            300,441            347,555
Deposits                               15,931,795           3,401,236            2,333,873            427,798            332,524
Shareholder's equity                    1,771,589             374,871              435,248             39,283             42,907
Net interest income                       842,745             184,341               59,122             21,532             21,516
Provision for loan and
     lease losses                          53,533              14,109                3,400                484              1,925
Noninterest income                        436,607              70,916               16,149              2,447              4,535
Noninterest expense                       809,599             135,018               47,349             13,915             13,047
Net income                                278,536              68,024               15,388              5,968              7,529
--------------------------------------------------------------------------------------------------------------------------------
1996
Total assets                    $      20,652,519   $       4,213,458   $        2,209,614   $        497,817   $        495,542
Securities                              4,962,941           1,034,385              883,771            164,116            113,883
Loans and leases, net of
     unearned income*                  14,149,983           2,901,930            1,180,681            232,581            337,849
Deposits                               15,683,080           3,336,711            1,422,785            363,427            317,564
Shareholder's equity                    1,601,950             399,965              194,884             31,893             38,249
Net interest income                       773,019             173,235               43,822             18,290             20,280
Provision for loan and
     lease losses                          44,675               8,405                2,584                 27              1,808
Noninterest income                        333,119              57,729               11,811              1,770              6,448
Noninterest expense                       689,969             134,200               30,129             12,652             13,477
Net income                                250,956              56,489               14,542              4,523              7,708

*    Includes loans held for sale.

                                     Table 2
                    Composition of Loan and Lease Portfolio*

                                                                                   December 31,
                                                     --------------------------------------------------------------------------
                                                         1998            1997           1996           1995             1994
                                                     -----------     -----------    ----------     ------------     -----------
                                                                               (Dollars in thousands)
Loans:
    Commercial, financial and agricultural           $ 3,637,633     $ 3,387,582    $ 3,034,507     $ 2,648,561     $ 3,300,474
    Real estate - construction and land
        development                                    2,266,024       2,206,987      1,610,324       1,222,619         905,772
    Real estate - mortgage                            13,890,100      12,597,971     11,169,569      10,996,330       9,768,443
    Consumer                                           2,986,225       2,954,154      3,042,729       2,705,878       2,606,187
                                                     -----------     -----------    -----------     -----------     -----------
        Loans held for investment                     22,779,982      21,146,694     18,857,129      17,573,388      16,580,876
        Loans held for sale                            1,035,668         512,189        229,075         263,144         141,676
                                                     -----------     -----------    -----------     -----------     -----------
           Total loans                                23,815,650      21,658,883     19,086,204      17,836,532      16,722,552
Leases                                                 1,620,326         788,462        576,991         376,152         304,544
                                                     -----------     -----------    -----------     -----------     -----------
        Total loans and leases                       $25,435,976     $22,447,345    $19,663,195     $18,212,684     $17,027,096
                                                     ===========     ===========    ===========     ===========     ===========


--------------
*  Balances include unearned income.

                                     Table 3
               Selected Loan Maturities and Interest Sensitivity *

                                                                               December 31, 1998
                                                    -------------------------------------------------------------------
                                                          Commercial,
                                                           Financial
                                                              and               Real Estate:
                                                         Agricultural           Construction               Total
                                                    ---------------------  --------------------    --------------------
                                                                              (Dollars in thousands)
Fixed rate:
          1 year or less (2)                        $            288,101   $           349,194     $           637,295
          1-5 years                                              720,251               171,991                 892,242
          After 5 years                                          192,067                     -                 192,067
                                                    ---------------------  --------------------    --------------------

               Total                                           1,200,419               521,185               1,721,604
                                                    ---------------------  --------------------    --------------------

Variable rate:

          1 year or less (2)                                   1,242,979             1,169,042               2,412,021
          1-5 years                                            1,096,746               575,797               1,672,543
          After 5 years                                           97,489                     -                  97,489
                                                    ---------------------  --------------------    --------------------

               Total                                           2,437,214             1,744,839               4,182,053
                                                    ---------------------  --------------------    --------------------

                  Total loans and leases (1)        $          3,637,633   $         2,266,024     $         5,903,657
                                                    =====================  ====================    ====================

------------------
* Balances include unearned income.

     Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans. At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions negotiated at that time.


                                                                                        (Dollars in
(1)  The table excludes:                                                                 thousands)
                                                                                     ------------------
       (i)    consumer loans to individuals for household, family and
               other personal expenditures                                           $       2,986,225
       (ii)   real estate mortgage loans                                                    13,890,100
       (iii)  loans held for sale                                                            1,035,668
       (iv)   leases                                                                         1,620,326
                                                                                     ------------------
                                                                                     $      19,532,319
                                                                                     ==================



(2)  Includes loans due on demand.

                                     Table 4
          Allocation of Allowance for Loan and Lease Losses by Category

                                                                       December 31,
                              ----------------------------------------------------------------------------------------------
                                        1998                              1997                           1996
                              ------------------------------    ---------------------------    -----------------------------
                                                  % Loans                        % Loans                          % Loans
                                                  in each                        in each                          in each
                                    Amount        category          Amount       category          Amount         category
                              ----------------  ------------    -------------  ------------    --------------   ------------
                                                                   (Dollars in thousands)
Balance at end of period
     applicable to:

Commercial, financial
     and agricultural          $       42,661            14%    $     45,517            15%    $      44,743             15%

Real estate:
     Construction and
        land development               32,266             9           24,403            10            17,651              8

     Mortgage                         107,026            59          107,026            58            93,164             58
                              ----------------  ------------    -------------  ------------    --------------   ------------

     Real estate - total              139,292            68          131,429            68           110,815             66
                              ----------------  ------------    -------------  ------------    --------------   ------------

Consumer                               22,759            12           21,596            13            19,123             16

Leases                                 12,736             6            8,021             4             5,207              3

Unallocated                           113,167            --           86,104            --            75,883             --
                              ----------------  ------------    -------------  ------------    --------------   ------------

     Total                     $      330,615           100%    $    292,667           100%    $     255,771            100%
                              ================  ============    =============  ============    ==============   ============


                                                       December 31,
                              -------------------------------------------------------------
                                        1995                            1994
                               ----------------------------    ----------------------------
                                                 % Loans                           % Loans
                                                 in each                           in each
                                    Amount       category           Amount        category
                               --------------  ------------    --------------   ------------
Balance at end of period
     applicable to:

Commercial, financial
     and agricultural           $     50,351            15%     $     47,959            19%

Real estate:
     Construction and
        land development              21,122             7            19,625             5

     Mortgage                         89,302            61            80,185            59
                               --------------  ------------    --------------  ------------

     Real estate - total             110,424            68            99,810            64
                               --------------  ------------    --------------  ------------

Consumer                              13,035            15             9,167            15

Leases                                 3,325             2             2,986             2

Unallocated                           60,673            --            73,022            --
                               --------------  ------------    --------------  ------------

     Total                      $    237,808           100%     $    232,944           100%
                               ==============  ============    ==============  ============

                                     Table 5
               Composition of Allowance for Loan and Lease Losses

                                                                               December 31,
                                   -----------------------------------------------------------------------------------------------
                                         1998                1997               1996                1995                1994
                                   ------------------  ------------------ ------------------  ------------------  ----------------
                                                                        (Dollars in thousands)
Balance, beginning of period       $     292,667       $     255,771      $     237,808       $     232,944       $      228,412
                                   --------------      --------------     --------------      --------------      ---------------
    Charge-offs:
       Commercial, financial
          and agricultural               (14,188)            (18,260)           (11,673)            (12,401)             (15,141)
       Real estate                       (11,655)            (14,192)           (11,882)            (12,660)             (10,092)
       Consumer                          (64,611)            (69,334)           (49,999)            (30,680)             (17,454)
       Lease receivables                  (1,167)               (671)              (768)               (614)                (647)
                                   --------------      --------------     --------------      --------------      ---------------
          Total charge-offs              (91,621)           (102,457)           (74,322)            (56,355)             (43,334)
                                   --------------      --------------     --------------      --------------      ---------------

    Recoveries:
       Commercial, financial
          and agricultural                 7,698               6,271              8,247               6,271                8,054
       Real estate                         3,551               5,038              6,339               3,743                3,669
       Consumer                            9,756               7,619              6,583               5,739                5,430
       Lease receivables                     425                 232                136                 395                  295
                                   --------------      --------------     --------------      --------------      ---------------
          Total recoveries                21,430              19,160             21,305              16,148               17,448
                                   --------------      --------------     --------------      --------------      ---------------

    Net charge-offs                      (70,191)            (83,297)           (53,017)            (40,207)             (25,886)
                                   --------------      --------------     --------------      --------------      ---------------
    Provision charged to expense          90,470             102,680             65,795              44,492               29,299
                                   --------------      --------------     --------------      --------------      ---------------
    Allowance of loans acquired in
       purchase transactions              17,669              17,513              5,185                 579                1,119
                                   --------------      --------------     --------------      --------------      ---------------
Balance, end of period             $     330,615       $     292,667      $     255,771       $     237,808       $      232,944
                                   ==============      ==============     ==============      ==============      ===============

Average loans and leases *         $  23,291,306       $  20,764,382      $  18,820,307       $  17,850,309       $   16,073,888

Net charge-offs as a percentage
   of average loans and leases               .30 %               .40     %          .28 %               .23 %                .16 %
                                   ================    ==============    ================     ================    ===============

----------
*  Loans and leases are net of unearned income and include loans held for sale.

                                     Table 6
                       Composition of Securities Portfolio

                                                                                   December 31,
                                                              ------------------------------------------------------
                                                                    1998                1997               1996
                                                              -----------------   ----------------   ---------------
                                                                              (Dollars in thousands)
Trading Securities (at estimated fair value):                 $          60,422   $         67,878   $              -
                                                              -----------------   ----------------   ---------------
Securities held to maturity (at amortized cost):
        U.S. Treasury, government and agency obligations                 24,810             64,789             61,622
        States and political subdivisions                               132,521            187,503            217,426
        Mortgage-backed securities                                       17,404             62,491            213,188
                                                              -----------------   ----------------   ---------------
      Total securities held to maturity                                 174,735            314,783            492,236
                                                              -----------------   ----------------   ---------------
Securities available for sale (at estimated fair value):
        U.S. Treasury, government and agency obligations              3,636,930          4,486,999          4,136,538
        States and political subdivisions                               172,758             62,623             33,689
        Mortgage-backed securities                                    3,690,383          2,966,137          2,588,605
        Other securities                                              1,237,865            478,175            323,107
                                                              -----------------   ----------------   ---------------
      Total securities available for sale                             8,737,936          7,993,934          7,081,939
                                                              -----------------   ----------------   ---------------
Total securities                                              $       8,973,093   $      8,376,595   $      7,574,175
                                                              =================   ================   ================

                                     Table 7
                      Scheduled Maturities of Time Deposits
                                December 31, 1998
                             (dollars in thousands)
--------------------------------------------------------------------------------

                         Time Deposits $100,000 and Over
--------------------------------------------------------------------------------

Maturity Schedule
      Less than three months                                   $     1,347,706
      Three through six months                                         718,354
      Seven through twelve months                                      524,142
      Over twelve months                                               783,067
                                                               ---------------
              Total                                            $     3,373,269
                                                               ===============


                               Total Time Deposits
--------------------------------------------------------------------------------

Time Deposits Due to Mature by December 31,
      1999                                                     $     8,913,624
      2000                                                           2,372,065
      2001                                                             319,564
      2002                                                             226,087
      2003                                                             135,760
      2004 and later                                                    20,659
                                                               ---------------
              Total                                            $    11,987,759
                                                               ===============

                                     Table 8
                            Short-Term Borrowed Funds


     The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:

                                                           1998                        1997                        1996
                                                  ------------------------    ------------------------    -----------------------
                                                                              (Dollars in thousands)
Maximum outstanding at any month-end
  during the year                                 $         5,356,787         $         3,863,630         $        2,984,580
Average outstanding during the year                         4,183,312                   3,214,577                  2,481,662
Average interest rate during the year                            5.23 %                      5.25 %                     5.26 %
Average interest rate at end of year                             4.83                        5.46                       4.92

                                    Table 9
    Capital Adequacy for BB&T Corporation and Principal Banking Subsidiaries


                                      Regulatory                  BB&T-         BB&T-      BB&T-                      Piedmont
                                       Minimums       BB&T         NC            SC         VA       Franklin          Trust
                                    ------------    --------   ----------    ---------   --------  ------------   --------------

Risk-based capital ratios:

      Tier 1 capital (1)                   4.0 %       10.3 %      10.9 %        12.7 %     15.3 %        8.5 %           12.2 %

      Total risk-based capital (2)         8.0         15.0        12.2          13.9       16.5          9.7             13.4

Tier 1 leverage ratio (3)                  3.0          7.0         7.2           9.3       10.0          5.3              8.3

-----------------------------

(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk- weighted assets, as defined in the risk-based capital guidelines.
(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.
(3) Tier 1 capital computed as a percentage of fourth quarter average assets less nonqualifying intangibles.

                                    Table 10
                                   Securities

                                                                                            December 31, 1998
                                                                         --------------------------------------------------------
                                                                              Carrying Value               Average Yield (3)
                                                                         -------------------------     --------------------------
                                                                                          (Dollars in thousands)
U.S. Treasury, government and agency obligations (1):
     Within one year                                                     $              1,009,740                       6.35 %
     One to five years                                                                  3,050,177                       6.15
     Five to ten years                                                                    468,389                       6.45
     After ten years                                                                    2,841,221                       6.64
                                                                         -------------------------     --------------------------
       Total                                                                            7,369,527                       6.38
                                                                         -------------------------     --------------------------

States and political subdivisions:
     Within one year                                                                       28,075                       8.72
     One to five years                                                                    136,941                       8.47
     Five to ten years                                                                     57,600                       7.72
     After ten years                                                                       82,663                       7.49
                                                                         ------------------------      --------------------------
       Total                                                                              305,279                       8.09
                                                                         -------------------------     --------------------------

Other securities:
     Within one year                                                                       28,816                       5.12
     One to five years                                                                     38,242                       7.48
     Five to ten years                                                                      5,651                       7.34
     After ten years                                                                      259,905                       6.71
                                                                         -------------------------     --------------------------
        Total                                                                             332,614                       6.67
                                                                         -------------------------     --------------------------
Securities with no stated maturity                                                        965,673                       6.39
                                                                         -------------------------     --------------------------
       Total securities (2)                                              $              8,973,093                       6.45 %
                                                                         =========================     ==========================

--------------------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $3.7 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.

(2) Includes securities held to maturity of $174.7 million carried at amortized cost and securities available for sale and trading securities carried at estimated fair values of $8.7 billion and $60.4 million, respectively.

(3)  Taxable equivalent basis as applied to amortized cost.

                                    Table 11
                                  Asset Quality

                                                                                                      December 31,
                                                                                    -----------------------------------------------
                                                                                       1998              1997              1996
                                                                                    -----------      ------------       -----------
                                                                                                  (Dollars in thousands)
Nonaccrual loans and leases*                                                        $  88,847        $  104,083         $  69,062
Restructured loans                                                                        522             1,377             2,464
Foreclosed property                                                                    28,976            37,146            31,345
                                                                                    -----------      ------------       -----------
      Nonperforming assets                                                          $ 118,345        $  142,606         $ 102,871
                                                                                    ===========      ============       ===========
      Loans 90 days or more past due and still accruing                             $  54,226        $   48,324         $  45,203
                                                                                    ===========      ============       ===========
Asset Quality Ratios:
      Nonaccrual loans and leases as a percentage of loans and leases                     .36 %             .47 %             .35 %
      Nonperforming assets as a percentage of:
          Total assets                                                                    .33               .43               .35
          Loans and leases plus foreclosed property                                       .48               .64               .53
      Net charge-offs as a percentage of average loans and leases                         .30               .40               .28
      Allowance for losses as a percentage of loans and leases                           1.34              1.32              1.31
      Ratio of allowance for losses to:
          Net charge-offs                                                                4.71 x            3.51 x            4.82 x
          Nonaccrual and restructured loans and leases                                   3.70              2.77              3.57

------------------------
NOTE: Items referring to loans and leases are net of unearned income and include loans held for sale.

   * Includes $27.2 million, $36.1 million and $31.7 million of impaired loans at December 31, 1998, 1997 and 1996, respectfully. See Note D in the "Notes to Consolidated Financial Statements."

                                    Table 12
               FTE Net Interest Income and Rate / Volume Analysis
              For the Years Ended December 31, 1998, 1997 and 1996

                                                                      Average Balances                         Yield/Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                              1998             1997           1996        1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      (Dollars in thousands)
Assets
Securities (1):
       U.S. Treasury, government and other (5)            $ 8,428,290     $ 7,624,939     $ 7,001,091     6.70 %    6.74 %     6.55%
       States and political subdivisions                      240,230         228,725         249,054     8.26      8.31       8.51
------------------------------------------------------------------------------------------------------------------------------------
           Total securities (5)                             8,668,520       7,853,664       7,250,145     6.75      6.79       6.62
Other earning assets (2)                                      195,477         109,351         161,059     5.67      5.88       5.53
Loans and leases, net
       of unearned income (1)(3)(4)(5)                     23,291,306      20,764,382      18,820,307     9.03      9.19       9.12
------------------------------------------------------------------------------------------------------------------------------------
           Total earning assets                            32,155,303      28,727,397      26,231,511     8.40      8.52       8.41
------------------------------------------------------------------------------------------------------------------------------------
           Non-earning assets                               2,266,238       1,775,137       1,589,476
-----------------------------------------------------------------------------------------------------
               Total assets                               $34,421,541     $30,502,534     $27,820,987
=====================================================================================================

Liabilities and Shareholders' Equity

Interest-bearing deposits:
       Savings and interest-checking                      $ 1,934,723     $ 2,289,089     $ 2,474,422     1.91      1.88       1.98
       Money rate savings                                   5,888,292       4,903,414       4,115,579     3.00      3.09       2.87
       Other time deposits                                 11,806,049      11,491,842      11,342,502     5.43      5.50       5.54
------------------------------------------------------------------------------------------------------------------------------------
           Total interest-bearing deposits                 19,629,064      18,684,345      17,932,503     4.35      4.43       4.44
Short-term borrowed funds                                   4,183,312       3,214,577       2,481,662     5.23      5.25       5.26
Long-term debt                                              4,236,980       2,965,271       2,087,998     5.75      5.91       5.83
------------------------------------------------------------------------------------------------------------------------------------
           Total interest-bearing liabilities              28,049,356      24,864,193      22,502,163     4.69      4.71       4.66
------------------------------------------------------------------------------------------------------------------------------------
           Noninterest-bearing deposits                     3,113,988       2,808,541       2,684,240
           Other liabilities                                  547,250         386,050         346,080
           Shareholders' equity                             2,710,947       2,443,750       2,288,504
-----------------------------------------------------------------------------------------------------
           Total liabilities and
               shareholders' equity                       $34,421,541     $30,502,534     $27,820,987
=====================================================================================================
Average interest rate spread                                                                             3.71      3.81        3.75
Net yield on earning assets                                                                              4.30 %    4.44 %      4.41%
                                                                                                     ===============================
Taxable equivalent adjustment

                                                                   Income / Expense                               Change due to
----------------------------------------------------------------------------------------------    Increase     ---------------------
                                                           1998          1997          1996      (Decrease)     Rate        Volume
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   (Dollars in thousands)
Assets
Securities (1):
       U.S. Treasury, government and other (5)          $  565,106    $  514,148    $  458,703    $ 50,958    $ (2,921)   $ 53,879
       States and political subdivisions                    19,853        19,007        21,186         846        (105)        951
------------------------------------------------------------------------------------------------------------------------------------
           Total securities (5)                            584,959       533,155       479,889      51,804      (3,026)     54,830
Other earning assets (2)                                    11,086         6,428         8,909       4,658        (234)      4,892
Loans and leases, net
       of unearned income (1)(3)(4)(5)                   2,103,436     1,907,325     1,716,680     196,111     (32,570)    228,681
------------------------------------------------------------------------------------------------------------------------------------
           Total earning assets                          2,699,481     2,446,908     2,205,478     252,573     (35,830)    288,403
------------------------------------------------------------------------------------------------------------------------------------
           Non-earning assets
---------------------------------------------------------
               Total assets
---------------------------------------------------------
Liabilities and Shareholders' Equity
Interest-bearing deposits:
       Savings and interest-checking                        36,942        43,104        48,992      (6,162)        597      (6,759)
       Money rate savings                                  176,537       151,276       118,143      25,261      (4,372)     29,633
       Other time deposits                                 640,636       632,518       628,935       8,118      (9,015)     17,133
------------------------------------------------------------------------------------------------------------------------------------
           Total interest-bearing deposits                 854,115       826,898       796,070      27,217     (12,790)     40,007
Short-term borrowed funds                                  218,617       168,785       130,508      49,832        (797)     50,629
Long-term debt                                             243,546       175,113       121,658      68,433      (4,783)     73,216
------------------------------------------------------------------------------------------------------------------------------------
           Total interest-bearing liabilities            1,316,278     1,170,796     1,048,236     145,482     (18,370)    163,852
------------------------------------------------------------------------------------------------------------------------------------
           Noninterest-bearing deposits
           Other liabilities
           Shareholders' equity
------------------------------------------------------------------------------------------------------------------------------------
           Total liabilities and
               shareholders' equity
========================================================
Average interest rate spread
Net yield on earning assets                             $1,383,203    $1,276,112    $1,157,242    $107,091    $(17,460)   $124,551
                                                        ==========    ==========    ==========    ========    =========   ========
Taxable equivalent adjustment                           $   66,074    $   54,454    $   37,33
                                                        ==========    ==========    =========
                                                                              1997 v. 1996
                                                               ------------------------------------------------
                                                                                        Change due to
                                                               Increase     -----------------------------------
                                                              (Decrease)           Rate             Volume
Assets
Securities (1):
       U.S. Treasury, government and other (5)                $    55,445        $  13,673         $  41,772
       States and political subdivisions                           (2,179)            (481)           (1,698)
                                                                 ----------      -----------       -----------
           Total securities (5)                                    53,266           13,192            40,074
Other earning assets (2)                                           (2,481)             529            (3,010)
Loans and leases, net
       of unearned income (1)(3)(4)(5)                            190,645           12,150           178,495
                                                                 ----------      -----------       -----------
           Total earning assets                                   241,430           25,871           215,559
                                                                 ----------      -----------       -----------
           Non-earning assets
               Total assets
Liabilities and Shareholders' Equity
Interest-bearing deposits:
       Savings and interest-checking                               (5,888)          (2,327)           (3,561)
       Money rate savings                                          33,133            9,302            23,831
       Other time deposits                                          3,583           (4,659)            8,242
                                                                 ----------      -----------       -----------
           Total interest-bearing deposits                         30,828            2,316            28,512
Short-term borrowed funds                                          38,277             (206)           38,483
Long-term debt                                                     53,455            1,670            51,785
                                                                 ----------      -----------       -----------
           Total interest-bearing liabilities                     122,560            3,780           118,780
                                                                 ----------      -----------       -----------
           Noninterest-bearing deposits
           Other liabilities
           Shareholders' equity
           Total liabilities and
               shareholders' equity
Average interest rate spread
Net yield on earning assets                                   $   118,870        $  22,091         $  96,779
                                                                 ==========      ===========       ===========
Taxable equivalent adjustment

(1) Yields related to securities, loans and leases exempt from both Federal and state income taxes, Federal income taxes only or state income taxes only are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.

(2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.

(3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.

(4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.

(5) Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                   Table 13

                              Noninterest Income

                                                                                                             % Change
                                                               Years Ended December 31,               ----------------------
                                                  ----------------------------------------------       1998 v.       1997 v.
                                                     1998              1997               1996          1997          1996
                                                  -----------       ----------        ----------      --------       -------
                                                                     (Dollars in thousands)
    Service charges on deposits                   $  174,847        $  154,729        $  137,972        13.0 %        12.1 %
    Mortgage banking income                           79,670            50,628            40,494        57.4          25.0
    Trust income                                      40,937            35,378            31,781        15.7          11.3
    Agency insurance commissions                      52,186            40,148            27,541        30.0          45.8
    Other insurance commissions                       12,599            13,697            13,288        (8.0)          3.1
    Securities gains (losses), net                     7,682             4,139             3,820        85.6           8.4
    Bankcard fees and merchant discounts              30,140            23,955            19,292        25.8          24.2
    Investment brokerage commissions                  25,537            20,180            17,284        26.5          16.8
    Other bank service fees and commissions           57,268            46,439            29,619        23.3          56.8
    International income                               4,563             3,685             3,206        23.8          14.9
    Amortization of negative goodwill                  6,243             6,180             6,238         1.0           (.9)
    Other noninterest income                          51,957            73,296            22,872       (29.1)        220.5
                                                  -----------      -----------        ----------      --------       -------
       Total noninterest income                   $  543,629       $   472,454        $  353,407        15.1 %        33.7 %
                                                  ===========      ===========        ==========      ========       =======

                                   Table 14

                              Noninterest Expense

                                                                                                              % Change
                                                                     Years Ended December 31,           ---------------------
                                                         ------------------------------------------     1998 v.       1997 v.
                                                             1998           1997          1996           1997          1996
                                                         ------------    -----------    ----------      -------       -------
                                                                                 (Dollars in thousands)
    Salaries and wages                                   $   419,158     $  390,870     $ 343,650          7.2 %        13.7 %
    Pension and other employee benefits                       95,388        100,530        83,070         (5.1)         21.0
    Net occupancy expense on bank premises                    62,781         81,734        61,795        (23.2)         32.3
    Furniture and equipment expense                           99,095         87,536        72,393         13.2          20.9
    Federal deposit insurance premiums                         4,464          5,274        50,067        (15.4)        (89.5)
    Foreclosed property expense                                2,280          3,454         2,625        (34.0)         31.6
    Amortization of intangibles and
      mortgage servicing rights                               49,473         24,734        15,629        100.0          58.3
    Software                                                  10,266         14,267        11,107        (28.0)         28.5
    Telephone                                                 21,496         19,431        16,882         10.6          15.1
    Donations                                                  6,248          6,938         6,203         (9.9)         11.8
    Advertising and public relations                          26,569         27,082        25,016         (1.9)          8.3
    Travel and transportation                                 10,462          8,966         7,556         16.7          18.7
    Professional services                                     50,807         49,271        28,317          3.1          74.0
    Supplies                                                  17,200         16,532        15,636          4.0           5.7
    Loan and lease expense                                    25,514         41,687        32,424        (38.8)         28.6
    Deposit related expense                                   14,955         16,823        14,305        (11.1)         17.6
    Other noninterest expenses                               103,764        119,748        82,446        (13.3)         45.2
                                                         -----------     -----------    ---------      -------      --------
      Total noninterest expense                          $ 1,019,920     $1,014,877     $ 869,121          0.5 %        16.8 %
                                                         ===========     ==========     =========      =======      ========

                                    Table 15
                     Interest Rate Sensitivity Gap Analysis
                                December 31, 1998

                                                                              Expected Repricing or Maturity Date
                                                         ---------------------------------------------------------------------------
                                                             Within           One to        Three to       After Five
                                                            One Year       Three Years     Five Years         Years         Total
                                                         ---------------------------------------------------------------------------
                                                                                        (Dollars in thousands)
Assets
        Securities and other interest-earning assets*       $ 2,275,329     $ 2,220,729     $2,944,019     $1,442,603    $ 8,882,680
        Federal funds sold and securities purchased
           under resale agreements or similar arrangements      103,216               -              -              -        103,216
        Loans and leases**                                   14,873,061       4,894,891      2,805,893      2,144,623     24,718,468
                                                            ------------    ------------    -----------    -----------   -----------
Total interest-earning assets                                17,251,606       7,115,620      5,749,912      3,587,226     33,704,364
                                                            ------------    ------------    -----------    -----------   -----------
Liabilities
        Savings and interest checking***                              -       1,070,095        356,698        356,698      1,783,491
        Money rate savings***                                 3,510,778       3,510,778              -              -      7,021,556
        Other time deposits                                   8,296,855       2,620,807        293,496        137,925     11,349,083
        Foreign deposits                                        638,676               -              -              -        638,676
        Federal funds purchased and securities sold under
           repurchase agreements or similar arrangements      2,367,173          50,870        169,727              -      2,587,770
        Long-term debt and other borrowings                   2,990,753         760,464        470,812      1,862,331      6,084,360
                                                            ------------    ------------    -----------    -----------   -----------
Total interest-bearing liabilities                           17,804,235       8,013,014      1,290,733      2,356,954    $29,464,936
                                                            ------------    ------------    -----------    -----------   ===========

                                                            ------------    ------------    -----------    -----------
Asset-liability gap                                            (552,629)       (897,394)     4,459,179      1,230,272
                                                            ------------    ------------    -----------    -----------

Derivatives affecting interest rate
        sensitivity:
        Pay fixed interest rate swaps                           169,946          (7,633)       (98,236)       (64,077)
        Receive fixed interest rate swaps                      (740,000)        175,000        305,000        260,000
        Caps, floors and collars                               (747,250)        500,000        247,250              -
                                                            ------------    ------------    -----------    -----------
                                                             (1,317,304)        667,367        454,014        195,923
                                                            ------------    ------------    -----------    -----------

Interest rate sensitivity gap                               $(1,869,933)    $  (230,027)    $4,913,193     $1,426,195
                                                            ============    ============    ===========    ===========

Cumulative interest rate
        sensitivity gap                                     $(1,869,933)    $(2,099,960)    $2,813,233     $4,239,428
                                                            ============    ============    ===========    ===========

------------------------------------------------------------
*    Securities based on amortized cost.

** Loans and leases include loans held for sale and are net of unearned income.

*** Projected runoff of deposits that do not have a contractual maturity date was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                   Table 16
                        Capital - Components and Ratios

                                               December 31,
                                 --------------------------------------
                                      1998                   1997
                                 ---------------       ----------------
                                        (Dollars in thousands)
Tier 1 capital                   $    2,508,490        $     2,342,982
Tier 2 capital                        1,120,802                769,309
                                 ---------------       ----------------

Total regulatory capital         $    3,629,292        $     3,112,291
                                 ===============       ================

Risk-based capital ratios:
     Tier 1 capital                        10.3 %                 10.7 %
     Total regulatory capital              15.0                   14.2
Tier 1 leverage ratio                       7.0                    7.5

                                    Table 17
                         Quarterly Common Stock Summary

                                          1998                                           1997
                         ----------------------------------------     ------------------------------------------
                                Sales Prices                                 Sales Prices
                         --------------------------     Dividends     ---------------------------     Dividends
                            High     Low      Last        Paid          High       Low      Last         Paid
                         --------------------------     ---------     ---------------------------    -----------
Quarter Ended:
      March 31           $  33.84 $  29.03 $  33.84     $   .155      $  20.38 $   17.63 $  18.63    $    .135
      June 30               34.06    32.03    33.81         .155         23.56     17.88    22.50         .135
      September 30          36.03    28.00    29.94         .175         27.56     22.66    26.72         .155
      December 31           40.63    27.31    40.31         .175         32.50     25.97    32.03         .155

          Year              40.63    27.31    40.31          .66         32.50     17.63    32.03          .58

                                    Table 18
                     Quarterly Financial Summary - Unaudited

                                                                                 1998
                                                 ----------------------------------------------------------------
                                                     Fourth          Third           Second             First
                                                    Quarter         Quarter          Quarter           Quarter
                                                 -------------    ------------     ------------      ------------
                                                            (Dollars in thousands, except per share data)
Consolidated Summary of Operations:
     Net interest income FTE                      $    360,655    $    348,166     $    339,477      $    334,905
     FTE adjustment                                     18,003          16,490           16,016            15,565
     Provision for loan and lease losses                22,765          21,229           23,038            23,438
     Securities gains (losses), net                      1,774           2,114            1,293             2,501
     Other noninterest income                          140,787         138,863          133,374           122,923
     Noninterest expense                               269,053         257,943          247,908           245,016
     Provision for income taxes                         60,761          61,578           59,143            55,865
                                                  ------------    ------------     ------------      ------------
     Net income                                   $    132,634    $    131,903     $    128,039      $    120,445
                                                  ============    ============     ============      ============

      Diluted net income per share                $        .42    $        .43     $        .41      $        .39
                                                  ============    ============     ============      ============

Selected Average Balances:
     Assets                                       $ 36,178,328    $ 34,038,818     $ 34,148,967      $ 33,292,545
     Securities, at amortized cost                   9,151,670       8,376,487        8,630,609         8,511,489
     Loans and leases *                             24,306,516      23,308,710       23,146,329        22,382,333
     Total earning assets                           33,622,182      31,851,473       31,993,113        31,130,401
     Deposits                                       23,754,754      22,532,834       22,562,066        22,106,755
     Short-term borrowed funds                       4,153,424       3,941,189        4,495,242         4,145,971
     Long-term debt                                  4,749,282       4,393,450        3,903,859         3,890,169
     Total interest-bearing liabilities             29,322,351      27,726,057       27,891,635        27,238,029
     Shareholders' equity                            2,938,976       2,621,143        2,631,041         2,650,444

                                                                                    1997
                                                  --------------------------------------------------------------------
                                                     Fourth             Third             Second             First
                                                     Quarter           Quarter            Quarter           Quarter
                                                  ------------      ------------      -------------     --------------
                                                               (Dollars in thousands, except per share data)
Consolidated Summary of Operations:
     Net interest income FTE                      $    325,579      $    322,799      $     322,837     $      304,897
     FTE adjustment                                     15,680            14,605             13,422             10,747
     Provision for loan and lease losses                31,070            22,885             26,497             22,228
     Securities gains (losses), net                      1,340             1,053               (930)             2,676
     Other noninterest income                          113,463           153,187            101,670             99,995
     Noninterest expense                               255,885           326,191            219,408            213,393
     Provision for income taxes                         44,518            42,167             56,292             55,291
                                                  ------------      ------------      -------------     --------------
     Net income                                   $     93,229      $     71,191      $     107,958     $      105,909
                                                  ============      ============      =============     ==============

      Diluted net income per share                $        .31      $        .23      $         .35     $          .34
                                                  ============      ============      =============     ==============

Selected Average Balances:
     Assets                                       $ 31,712,650      $ 30,866,095      $  30,485,739     $   29,306,418
     Securities, at amortized cost                   8,003,066         7,975,858          7,908,915          7,527,059
     Loans and leases *                             21,592,645        21,015,439         20,752,213         19,987,149
     Total earning assets                           29,764,006        29,086,031         28,771,667         27,638,314
     Deposits                                       21,662,264        21,599,024         21,837,646         21,285,782
     Short-term borrowed funds                       3,631,430         3,343,621          3,102,596          2,736,641
     Long-term debt                                  3,437,017         3,134,330          2,736,974          2,500,022
     Total interest-bearing liabilities             25,762,722        25,187,410         24,825,925         23,792,322
     Shareholders' equity                            2,473,627         2,447,203          2,460,304          2,435,228

* Loans and leases are net of unearned income and include loans held for sale.